UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2011

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-14948	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of Principal Executive Offices, Including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Fiserv, Inc. held its annual meeting of shareholders on May 25, 2011. At that meeting, the shareholders voted on four matters: (i) the election of four directors to serve until the annual meeting of shareholders in 2014 and until his successor is elected and qualified; (ii) an advisory vote on the compensation of Fiserv’s named executive officers; (iii) an advisory vote on the frequency of an advisory vote on the compensation of Fiserv’s named executive officers; and (iv) the ratification of the appointment of Deloitte & Touche LLP as Fiserv’s independent registered public accounting firm for the year ending December 31, 2011.

Election of Directors

The nominees for directors were elected by the following votes:

	Votes Cast
	For	Withheld	Broker Non-Votes
Donald F. Dillon	110,614,765	980,126	16,353,429
Denis J. O’Leary	111,262,040	332,851	16,353,429
Glenn M. Renwick	105,842,474	5,752,417	16,353,429
Carl W. Stern	111,234,261	360,630	16,353,429

Advisory Vote on Named Executive Officer Compensation

Fiserv’s shareholders approved, on an advisory basis, the compensation of its named executive officers as disclosed in the 2011 proxy statement by the following votes:

Votes Cast
For	Against	Abstain	Broker Non-Votes
104,584,096	6,766,350	244,445	16,353,429

Advisory Vote on Frequency of Advisory Vote on Named Executive Officer Compensation

Fiserv’s shareholders approved, on an advisory basis, holding an advisory vote on the compensation of Fiserv’s named executive officers every year. The votes were as follows:

Votes Cast
Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
102,676,272	540,770	8,191,624	186,225	16,353,429

After taking the results of the vote into consideration, Fiserv’s board of directors has determined to include in Fiserv’s proxy materials an advisory vote on the compensation of Fiserv’s named executive officers every year until the next required vote on the frequency of shareholder advisory votes on the compensation of named executive officers.

Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Deloitte & Touche LLP as Fiserv’s independent registered public accounting firm for the year ending December 31, 2011 by the following votes:

Votes Cast
For	Against	Abstain
126,321,867	1,414,471	211,982

Item 8.01.	Other Events.

On January 3, 2011, Fiserv entered into an employment agreement with Mark Ernst. A copy of the agreement is filed herewith as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being filed herewith:

Exhibit No.	Description

10.1	Employment Agreement, dated January 3, 2011, between Fiserv, Inc. and Mark A. Ernst

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: May 26, 2011	By:	/s/ Thomas J. Hirsch
Thomas J. Hirsch
Executive Vice President,
Chief Financial Officer,
Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated January 3, 2011, between Fiserv, Inc. and Mark A. Ernst